                                                                    Exhibit 23.1




INDEPENDENT AUDITORS' CONSENT



We consent to the incorporation by reference in Registration Statement Nos. 333-50130 and 33-71108, and 33-32396 of Key Technology, Inc. on Form S-8 of our report dated January 10, 2002 appearing in the Annual Report on Form 10-K of Key Technology, Inc. for the year ended September 30, 2001.



DELOITTE & TOUCHE LLP

Portland, Oregon
January 10, 2002

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